Exhibit 10.22

Atlantic Canada Opportunity Agency	Agence de promotion économique du Canada atlantique

	Nova Scotia Office P.O. Box 2284 Station Central Halifax, N.S. B3J 3C8	Bureau de la Nouvelle-Écosse Casier postal 2284 Succursale C Halifax (N.-É.) B3J 3C8
CONTRACT AMENDMENT
AUG 20 2004

Project No: 6030916-1

Amendment #5

JUL 05 2004

Navitrak Engineering Incorporated,

Navitrak International Corporation and

Navitrak Systems Inc.

1660 Hollis Street

Suite 904

Halifax, NS

B3J 1V7

Attention: Mr. Joel Strickland, Chief Executive Officer

Dear Mr. Strickland:

Re:	Business Development Program

This is in reference to our offer of a repayable contribution dated January 20, 1999, as amended, and made to Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc.

The Atlantic Canada Opportunities Agency ('the Agency') hereby agrees to the following amendment:

Clause 4.06 is hereby deleted from the contract

All other terms and conditions of our letter of offer dated January 20, 1999, and accepted by you on February 23, 1999, and as amended thereafter remain unchanged.

This amendment will become effective upon receipt by the Agency, no later than thirty (30) days from the date appearing on this letter, of your written acceptance, which may be signified by appropriately dating and signing the duplicate copy of this letter and returning it to the undersigned at the address appearing above.

If further information is required, please contact me at (902) 426-1287 or toll-free within Atlantic Canada at 1-800-565-1228.

Yours truly,

/s/ Elinor Richardson

Elinor Richardson

A/Manager, Technology, Tourism & Services

Nova Scotia

/mb

The foregoing offer is hereby accepted this 20th day of July, 2004.

Navitrak Engineering Incorporated		Navitrak International Corporation
(Project No.: 6030916 1)		(Project No.: 6030916 1)

Per:	/s/ Joel Strickland	Per:	/s/ Joel Strickland
(Signature)

	CEO & President		CEO
(Title)

Navitrak Systems Inc.
(Project No.: 6030916 1)		(Corporate Seal)

Per:	/s/ Joel Strickland
(Signature)

CEO & President
(Title)